EXHIBIT 99


                  CERTIFICATION PURSUANT TO
                   18 U.S.C.SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Tenet Information Services, Inc. on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank C. Overfelt, Director and President, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
          section  13(a) or 15(d) of the Securities Exchange
          Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/ Frank C. Overfelt_______________
Frank C. Overfelt
Director, President
November 11, 2002





EXHIBIT 99


                  CERTIFICATION PURSUANT TO
                   18 U.S.C.SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Tenet Information Services, Inc. on Form 10-QSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerald L. Nelson, Corporate Treasurer and Chairman of the Board, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
          section  13(a) or 15(d) of the Securities Exchange
          Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



/s/   Jerald L. Nelson_______________
Jerald L. Nelson
Corporate Treasurer and Chairman of the Board
November 11, 2002